June 30, 1998


PHOENIX



ANNUAL REPORT


       - PHOENIX WORLDWIDE
         OPPORTUNITIES FUND





[LOGO]

                Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

                              PRESIDENT'S MESSAGE
------------------------------------------------------

Dear Worldwide Opportunities Fund Shareholder:

   At Phoenix Investment Partners (formerly Phoenix Duff & Phelps), we are creating a new kind of investment company, one that strengthens and supports the independent, distinct investment processes of each of our partners.

   Over the past year, we have added some of the industry's most experienced and talented money management teams to provide you with a wider array of high quality investment products. Through Phoenix Investment Partners, you have access to seven distinct, independent money managers across the U.S. and around the world:

                 OUR PARTNERS                    THEIR DISTINCTIVE STYLES       THEIR LOCATIONS
 Aberdeen Fund Managers, Inc.                  International equity           Scotland, Singapore,
                                                                              London, and
                                                                              Ft. Lauderdale, FL
 Duff & Phelps Investment Management Co.       Core equity                    Chicago, IL and
                                                                              Cleveland, OH
 Phoenix Investment Counsel, Inc.              Classic value                  Sarasota, FL
                                               Quantitative value             Scotts Valley, CA
                                               Large-cap growth equity        Hartford, CT
                                               Multi-sector fixed income      Hartford, CT
 Roger Engemann & Associates, Inc.             Classic growth equity          Pasadena, CA
 Seneca Capital Management LLC                 Earnings-driven growth equity  San Francisco, CA
                                               Value-driven fixed income

   Experience has shown that investment professionals perform best when they remain focused, disciplined, and distanced from activities that distract them from managing your investments. At Phoenix Investment Partners, we have enabled our money managers to do just that--manage your money.

   To learn more about our partners and their distinctive investment styles, contact your financial advisor or call the Phoenix Investment Partners National Sales Desk at 1-800-243-4361.

Sincerely,

        [SIGNATURE]

For more information on the other Phoenix mutual funds, including charges and expenses, please obtain a current prospectus from your financial advisor or call the Phoenix Investment Partners National Sales Desk at 1-800-243-4361. Please read it carefully before you invest or send money.

                 (This page has been left blank intentionally.)

PHOENIX WORLDWIDE OPPORTUNITIES FUND
-------------------------------------------------------------

INVESTOR PROFILE
  Phoenix Worldwide Opportunities Fund is designed for investors seeking long-term capital appreciation and broad equity global diversification. Investors should note that foreign investing poses additional risks, such as currency fluctuations, less public information, and political and economic uncertainty.

INVESTMENT ADVISER'S REPORT
  For the 12 months ended June 30, 1998, Phoenix Worldwide Opportunities Fund Class A shares returned 31.45% and Class B shares earned 30.61% compared with a return of 17.03% for the Morgan Stanley Capital International (MSCI) World Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

  Western economies and stock markets continued to prosper in the year under review despite the accelerating decline in the Far East with much of the region, including Japan, in recession. In general, the U.S. and Europe were seen as benefiting from developments in the Far East with the impact on inflation and hence interest rates more than offsetting the decline in demand.

  The Fund has particularly benefited from its overweight position in Europe and minimal exposure to Japan and Asia. Nearly all Western stock markets recorded excellent returns over the year, with the S&P 500 Index returning 30.3%,** and the MSCI Europe 34.8%,**** compared with the 35.7% decline for the MSCI Pacific
(free) Index.*****

  The U.S. market has continued to perform impressively. Fear of deflation, caused by the collapse in the Far East, has receded as investors have latched onto the positive benefits of lower inflation and interest rates and expected slower demand. This allowed the Fed to defer any rate rise, while bonds staged a strong rally. The bond rally was in large measure boosted by investors' "flight to quality" in light of the Far Eastern financial implosion. Bond yields, which are at or near record lows, have, in turn, boosted equity markets, already supported by strong liquidity in the form of high institutional cash levels, share buy-backs and corporate take-over activity.

  European markets in particular have also benefited from the above scenario. The advent of the Euro currency set to be launched in January 1999 has given European institutions access to a much greater pool of domestic currency investments. Also, European markets have attracted significant levels of foreign investment lured by a region whose economies have much further to go in the current economic cycle and a paucity of investment opportunities elsewhere. This, coupled with the need for corporations to restructure in order to be prepared for a new (and more competitive) pan-European market and an emerging trend of improving shareholder returns, has in combination with the global market environment enabled the European equity market to post particularly strong returns.

  The currency-led collapse in the Pacific Basin has left the region's markets in tatters and investors are nursing heavy losses. Only a determined effort by the IMF and the U.S. to establish credible recovery plans contained the crisis mostly within the region, allowing a selective market recovery in the first quarter of this year. Even this, however, petered out as investors' relief that the worst was over gave way to the realization that there was still much deeper economic pain to endure. Even Hong Kong and Singapore saw their stock markets fall heavily.

  For much of the past year, Japan has been struggling to avoid a recession. Recent data, however, show an economic contraction nearly as bad as that experienced during the first oil crisis. Investors have been correctly cynical of a series of fiscal packages and totally inadequate attempts to reform the banking system. It is only with the

PHOENIX WORLDWIDE OPPORTUNITIES FUND
-------------------------------------------------------------
recent rapid depreciation of the yen and stock market that the government is being forced into more concrete action.

OUTLOOK
  Western markets have once again quickly shaken off their immediate concerns as liquidity and corporate activity reasserted themselves. The U.S. remains the trendsetter, and confidence has so far only taken glancing blows from the external developments. Domestically, the U.S. is relatively immune to Asia; the economy remains strong; interest rates and inflation will stay low encouraging further corporate activity. Only a tightening of monetary policy has the potential to end the bull market, and then it must be tight enough to end the economic expansion. This is just not seen in most forecasters' time horizons, and profit disappointments to date have only affected individual stocks and sectors rather than impacting market sentiment overall.

  A setback in European markets remains as elusive as ever, with fleeting one- or two-day corrections in response to Wall Street fluctuations. With such limited competition from other equity markets, Europe remains the main focus for most strategists and fund managers.

  It is essential for Japan's economy to recover, as the implications of this for the region as a whole are immense, with no upturn in the Pacific Basin likely without Japan's assistance. Fundamental valuations for good long-term businesses are looking increasingly compelling, however, with short-selling distorting the picture. Given the scale of recent declines we could see a bounce in Asian markets on improved sentiment in the near term.

  In conclusion, while financial markets are proving to be extremely volatile, many of the past year's trends remain in place. Even with a further deterioration in the Far East, confidence in the ability of Western markets to withstand the squalls remains intact. The reasons for this continued bullishness remain low interest rates, low inflation, ample liquidity and merger and acquisition activity overcoming worries on valuation and earnings issues. These arguments have carried for such a long time now, that it is difficult to bet against them continuing.

    *The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, commonly used measure of total return global market performance. The Index is not available for direct investment.

   **The S&P 500 Index is an unmanaged, commonly used measure of total return stock market performance. The Index is not available for direct investment.

 ****The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, commonly used measure of total return European stock market performance. The Index is not available for direct investment.

*****The Morgan Stanley Capital International (MSCI) Pacific (free) Index is an unmanaged, commonly used measure of total return performance of stocks available to foreign investors in the Pacific Basin. The Index is not available for direct investment.

PHOENIX WORLDWIDE OPPORTUNITIES FUND
-------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                           PHOENIX WORLDWIDE OPPORTUNITIES FUND - CLASS
           STANDARD & POOR'S 500 STOCK INDEX**   MSCI WORLD (NET) INDEX*                         A
6/30/88                                $ 10,000                  $ 10,000                                        $ 9,525
6/30/89                                $ 12,040                  $ 11,248                                        $ 9,084
6/29/90                                $ 14,005                  $ 12,046                                        $ 9,283
6/28/91                                $ 15,041                  $ 11,456                                        $ 8,793
6/30/92                                $ 17,065                  $ 11,940                                        $ 9,271
6/30/93                                $ 19,387                  $ 13,940                                       $ 10,330
6/30/94                                $ 19,647                  $ 15,368                                       $ 13,166
6/30/95                                $ 24,777                  $ 17,007                                       $ 14,026
6/28/96                                $ 31,248                  $ 20,144                                       $ 17,026
6/30/97                                $ 42,107                  $ 24,630                                       $ 19,307
6/30/98                                $ 54,866                  $ 28,824                                       $ 25,380

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/98
                                 1 YEAR    5 YEARS    10 YEARS        FROM
                                                                      INCEPTION
                                                                       7/15/94 TO
                                                                        6/30/98
----------------------------------------------------------------------------------
Class A with 4.75% sales
 charge                          25.16%     18.53%      9.76%              --
----------------------------------------------------------------------------------
Class A at net asset value       31.45%     19.70%     10.30%              --
----------------------------------------------------------------------------------
Class B with CDSC                26.61%        --         --            16.20%
----------------------------------------------------------------------------------
Class B at net asset value       30.61%        --         --            16.52%
----------------------------------------------------------------------------------
The Morgan Stanley Capital
 International World (Net)
 Index*                          17.03%     15.64%     11.17%           16.86%***
----------------------------------------------------------------------------------
S&P 500 Stock Index**            30.30%     23.13%     18.56%           28.82%
----------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 6/30/88 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

  *The Morgan Stanley Capital International World (Net) Index is an unmanaged, arithmetical average weighted by the market value of companies listed on stock exchanges which includes approximately 1600 companies listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The index's performance does not reflect sales charges. The returns are after withholding taxes for foreign investors.

 **The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500 performance does not reflect sales charges.

***From 7/31/94 to 6/30/98.

Phoenix Worldwide Opportunities Fund
------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1998

                                                                           SHARES      VALUE
                                                                          --------  ------------
COMMON STOCKS--29.7%
  Airtouch Communications, Inc. (Telecommunications (Cellular/
    Wireless)) (b)....................................................     27,600   $  1,612,875
  AT&T Corp. (Telecommunications (Long Distance)).....................     26,800      1,530,950
  BMC Software, Inc. (Computers (Software & Services)) (b)............     15,600        810,225
  Boeing Co. (Aerospace/Defense)......................................     11,900        530,294
  Bristol-Myers Squibb Co. (Health Care (Diversified))................      9,600      1,103,400
  Cardinal Health, Inc. (Healthcare (Diversified))....................      6,400        600,000
  Computer Associates International, Inc. (Computers (Software &
    Services)) (c)....................................................     18,500      1,027,906
  Compuware Corp. (Computers (Software & Services)) (b)...............     20,400      1,042,950
  CVS Corp. (Retail (Drug Stores))....................................     44,400      1,728,825
  Diamond Offshore Drilling, Inc. (Oil & Gas (Drilling &
    Equipment)).......................................................      4,100        164,000
  FDX Corp. (Air Freight) (b).........................................     21,000      1,317,750
  FNMA (Financial (Diversified))......................................     11,700        710,775
  Gannett Co., Inc. (Publishing (Newspapers)).........................     23,400      1,662,863
  General Electric Co. (Electrical Equipment).........................     18,000      1,638,000
  Hartford Life, Inc. Class A (Insurance (Life/ Health))..............     17,000        967,937
  HBO & Co. (Computers (Software & Services)).........................     34,800      1,226,700
  HEALTHSOUTH Corp. (Health Care (Long Term Care)) (b)................     27,600        736,575
  Home Depot, Inc. (Retail (Building Supplies)).......................     34,400      2,857,350
  Household International, Inc. (Consumer Finance)....................      7,900        393,025
  Intel Corp. (Electronics (Semiconductors))..........................     12,000        889,500
  International Business Machines Corp. (Computers (Hardware))........     33,500      3,846,219
  Liberty Media Group (Broadcasting (Television, Radio & Cable))
    (b)...............................................................     78,000      3,027,375
  Medtronic, Inc. (Health Care (Medical Products & Supplies)).........     15,200        969,000
  Mellon Bank Corp. (Banks (Major Regional))..........................      6,100        424,712
  Microsoft Corp. (Computers (Software & Services)) (b)...............      3,400        368,475
  Monsanto Co. (Biotechnology)........................................     16,300        910,762
  New York Times Co. Class A (Publishing (Newspapers))................     21,500      1,703,875
  Norwest Corp. (Banks (Major Regional))..............................     34,500      1,289,437
  Omnicom Group, Inc. (Services (Advertising/ Marketing)).............     17,600        877,800
  Pfizer, Inc. (Healthcare (Drugs--Major Pharmaceuticals))............     11,600      1,260,775
  Procter & Gamble Co. (Personal Care)................................      6,100        555,481
  Rite Aid Corp. (Retail (Drug Stores))...............................     29,700      1,115,606
  Safeway, Inc. (Retail (Food Chains)) (b)............................     34,500      1,403,719

                                                                           SHARES      VALUE
                                                                          --------  ------------
COMMON STOCKS--CONTINUED
  Schering-Plough Corp. (Health Care (Drugs--Major
    Pharmaceuticals)).................................................     13,200   $  1,209,450
  Schlumberger Ltd. (Oil & Gas (Drilling & Equipment))................     12,300        840,244
  Solectron Corp. (Electronics (Component Distribution)) (b)..........     32,000      1,346,000
  Southtrust Corp. (Banks (Major Regional))...........................     60,000      2,610,000
  Sprint Corp. (Telecommunications (Long Distance))...................     24,300      1,713,150
  Staples, Inc. (Retail (Specialty)) (b)..............................     27,300        789,994
  Tandy Corp. (Retail (Computers & Electronics))......................      5,500        291,844
  Thermo Electron Corp. (Manufacturing (Diversified)) (b).............      1,500         51,281
  Travelers Group, Inc. (Insurance (Multi-Line))......................     10,500        636,563
  Tyco International Ltd. (Manufacturing (Diversified))...............     16,900      1,064,700
  U.S. Bancorp (Banks (Major Regional))...............................     22,400        963,200
  USA Waste Services, Inc. (Waste Management) (b).....................     20,400      1,007,250
  Warner-Lambert Co. (Healthcare (Diversified)).......................     32,700      2,268,563
  Washington Post Co. Class B (Publishing (Newspapers))...............      2,900      1,670,400
  Watson Pharmaceuticals, Inc. (Healthcare (Diversified)) (b).........     18,000        840,375
                                                                                    ------------
                                                                                      57,608,150
                                                                                    ------------
TOTAL COMMON STOCKS
  (Identified cost $50,022,317)...................................................    57,608,150
                                                                                    ------------
FOREIGN COMMON STOCKS--66.2%
AUSTRALIA--0.5%
  Westpac Banking Corporation Ltd. (Banks (Major Regional))...........    153,000        933,239
                                                                                    ------------
BELGIUM--0.7%
  KBC Bancassurance Holding NV (Banks (Major Regional))...............     16,000      1,431,873
                                                                                    ------------
BRAZIL--0.6%
  Telecomunicacoes Brasileiras SA Sponsored ADR (Telephone)...........     10,600      1,157,388
                                                                                    ------------
CANADA--0.8%
  Bank of Montreal (Banks (Money Center)).............................     26,800      1,476,192
                                                                                    ------------
FINLAND--2.2%
  Merita PLC Class A (Banks (Major Regional)).........................     72,800        480,337
  Raisio Group PLC (Foods)............................................    149,000      2,704,904
  Tieto Corp. Class B (Computers (Software & Services))...............     13,800      1,048,869
                                                                                    ------------
                                                                                       4,234,110
                                                                                    ------------

4                      See Notes to Financial Statements

PHOENIX WORLDWIDE OPPORTUNITIES FUND
------------------------------------------------------

                                                                           SHARES      VALUE
                                                                          --------  ------------
FRANCE--9.8%
  Alcatel Alsthom (Telecommunications (Cellular/Wireless))............     15,200   $  3,094,791
  Alstom (Machinery (General Industrial)) (b).........................     45,500      1,497,594
  Atos SA (Computers (Software & Services)) (b).......................      4,000        959,307
  AXA SA (Insurance (Multi-Line)).....................................     22,700      2,553,080
  Banque National de Paris (Banks (Money Center)).....................     42,300      3,456,185
  Coflexip SA (Oil & Gas (Field Services))............................      8,000        979,155
  Galeries Lafayette (Retail (General Merchandise))...................      1,360      1,356,394
  Pinault-Printemps-Redoute SA (Retail (General Merchandise)).........      1,230      1,029,403
  Rhodia SA (Chemicals (Diversified)) (b).............................      7,000        195,202
  Scor SA (Insurance (Multi-Line))....................................      7,500        475,725
  Societe Generale Class A (Banks (Money Center)).....................     16,400      3,409,642
                                                                                    ------------
                                                                                      19,006,478
                                                                                    ------------
GERMANY--4.3%
  Adidas-Salomon AG (Footwear)........................................      5,950      1,036,700
  Bayerische Motoren Werke AG (Automobiles)...........................      1,200      1,213,276
  Bayerische Motoren Werke AG-New (Automobiles) (b)...................        360        358,997
  Deutsche Lufthansa AG (Airlines)....................................     93,100      2,344,224
  Mannesmann AG (Machinery (General Industrial))......................     17,000      1,747,062
  Muenchener Rueckversicherungs-Gesellschaft AG (Insurance
    (Life/Health))....................................................      3,500      1,737,367
                                                                                    ------------
                                                                                       8,437,626
                                                                                    ------------
HONG KONG--0.0%
  Henderson China Holding Ltd. (Real Estate)..........................        768            300
                                                                                    ------------
HUNGARY--0.6%
  Magyar Tavkozlesi Rt. Unsponsored ADR (Telecommunications (Long
    Distance))........................................................     36,600      1,077,413
                                                                                    ------------
IRELAND--0.4%
  Elan Corp. PLC Sponsored ADR (Health Care (Medical Products &
    Supplies)) (b)....................................................     11,670        750,527
                                                                                    ------------
ITALY--6.4%
  Banca Fideuram SPA (Financial (Diversified))........................    140,400        800,514
  Banca Popolare di Brescia (Financial (Diversified)).................     52,000        982,926
  Ericsson SPA (Communications Equipment).............................     25,000      1,480,971
  Istituto Mobiliare Italiano SPA (Diversified Miscellaneous).........    119,400      1,880,791
  La Fondiaria Assicurazioni (Insurance (Multi-Line)).................    147,800        848,943
  Mediaset SPA (Publishing)...........................................    129,900        829,071
  Mediolanum SPA (Insurance (Multi-Line)).............................     46,000      1,459,537
  Telecom Italia Mobile di Risp SPA (Communications Equipment)........    235,000        793,227
                                                                           SHARES      VALUE
                                                                          --------  ------------
ITALY--CONTINUED
  Telecom Italia Mobile SPA (Communications Equipment)................    309,000   $  1,889,584
  Telecom Italia SPA (Communications Equipment).......................    209,500      1,542,183
                                                                                    ------------
                                                                                      12,507,747
                                                                                    ------------
MEXICO--1.8%
  Cemex SA de C.V. Class B (Building Materials).......................    112,785        497,025
  Coca-Cola Femsa SA Sponsored ADR (Beverages (Non-Alcoholic)) (c)....     64,800      1,125,900
  Grupo Financiero Bancomer SA de C.V. Class B (Banks (Major
    Regional))........................................................    930,000        346,704
  Telefonos de Mexico SA Sponsored ADR Class L (Telephone)............     33,500      1,610,094
                                                                                    ------------
                                                                                       3,579,723
                                                                                    ------------
NETHERLANDS--6.6%
  AKZO Nobel NV (Chemicals)...........................................      9,500      2,111,817
  Getronics NV (Computers (Software & Services))......................     28,600      1,483,271
  IHC Caland NV (Oil & Gas (Drilling & Equipment))....................     21,800      1,227,055
  ING Groep NV (Financial (Diversified))..............................     38,000      2,488,226
  Philips Electronics NV NY Reg. Shares (Electrical Equipment)........     16,100      1,368,500
  Vedior NV (Professional Services)...................................     38,978      1,101,766
  Vendex International NV (Retail (General Merchandise))..............     39,500      1,485,459
  VNU-Verenigd Bezit NV (Publishing)..................................     42,500      1,543,958
                                                                                    ------------
                                                                                      12,810,052
                                                                                    ------------
NORWAY--0.8%
  Merkantildata ASA (Computers (Software & Services)).................    121,000      1,529,542
                                                                                    ------------
PERU--0.3%
  Telefonica del Peru SA Sponsored ADR (Telephone)....................     31,000        633,563
                                                                                    ------------
POLAND--0.2%
  Amica Wronki SA (Retail (General Merchandise)) (b)..................     29,094        288,686
                                                                                    ------------
PORTUGAL--2.1%
  Brisa-Auto Estradas de Portugal SA (Transportation (Truckers))......      2,500        106,919
  Portugal Telecom SA (Communications Equipment)......................     35,200      1,865,569
  Telecel-Comunicacoes Pessoais SA (Telecommunications
    (Cellular/Wireless))..............................................     12,000      2,130,792
                                                                                    ------------
                                                                                       4,103,280
                                                                                    ------------
SPAIN--3.8%
  Banco Popular Espanol SA (Banks (Major Regional))...................     25,600      2,187,262
  Banco Santander SA (Banks (Money Center))...........................     80,800      2,071,592

                       See Notes to Financial Statements                       5

PHOENIX WORLDWIDE OPPORTUNITIES FUND
------------------------------------------------------

                                                                           SHARES      VALUE
                                                                          --------  ------------
SPAIN--CONTINUED
  Telefonica SA (Telephone)...........................................     67,418   $  3,122,304
                                                                                    ------------
                                                                                       7,381,158
                                                                                    ------------
SWEDEN--1.6%
  ForeningsSparbanken AB (Banks (Major Regional)).....................     23,300        701,196
  Mandamus AB (Real Estate Development) (b)...........................      1,165          7,304
  Skandia Forsakrings AB (Insurance (Multi-Line)).....................    161,500      2,308,604
                                                                                    ------------
                                                                                       3,017,104
                                                                                    ------------
SWITZERLAND--4.6%
  Novartis AG Registered Shares (Health Care (Drugs-Major
    Pharmaceuticals)).................................................      1,990      3,311,397
  Schweizerische Lebensversicherungs-und Retenanstalt (Insurance
    (Life/Health))....................................................      2,030      1,718,422
  Schweizerische Rueckersicherungs-Gesellschaft Registered (Insurance
    (Life/ Health))...................................................        100        252,899
  Zurich Verschierungs-Gesellchaft Registered Shares (Insurance
    (Multi-Line)).....................................................      5,820      3,714,216
                                                                                    ------------
                                                                                       8,996,934
                                                                                    ------------
UNITED KINGDOM--18.1%
  British Aerospace PLC (Aerospace/Defense)...........................    438,800      3,367,838
  Cable & Wireless Communications PLC (Telecommunications (Cellular/
    Wireless)) (b)....................................................    283,900      2,872,916
  Compass Group PLC (Foods)...........................................    216,000      2,486,735
  GKN PLC (Auto Parts & Equipment)....................................    150,000      1,899,590
  Granada Group PLC (Leisure Time (Products)).........................     43,000        792,071
  Kingfisher PLC (Retail (General Merchandise)).......................     44,600        722,572
  Legal & General Group PLC (Financial (Diversified)).................    273,000      2,910,652
  Lloyds TSB Group PLC (Financial (Diversified))......................    253,800      3,544,409
  Misys PLC (Computers (Software & Services)).........................     32,157      1,829,066
  National Express Group PLC (Railroads)..............................     22,400        361,972
  Next PLC (Retail (General Merchandise)).............................    185,500      1,597,057
  Norwich Union PLC (Insurance (Life/ Health))........................    120,000        873,961
  Rentokil Initial PLC (Services (Commercial & Consumer)).............    330,000      2,375,863
  SEMA Group PLC (Telecommunications (Cellular/Wireless)).............     47,200        561,117
                                                                           SHARES      VALUE
                                                                          --------  ------------
UNITED KINGDOM--CONTINUED
  Siebe PLC (Electrical Equipment)....................................     66,000   $  1,320,352
  SmithKline Beecham PLC (Health Care (Drugs (Major
    Pharmaceuticals)).................................................     62,120        756,107
  Stagecoach Holdings PLC (Transportation (Services)).................     95,200      2,052,231
  Vodafone Group PLC (Telecommunications (Cellular/Wireless)).........    206,900      2,627,071
  Williams PLC (Manufacturing (Diversified))..........................    190,500      1,231,667
  WPP Group PLC (Services (Advertising/ Marketing))...................    148,500        977,463
                                                                                    ------------
                                                                                      35,160,710
                                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $88,683,231)...................................................   128,513,645
                                                                                    ------------
FOREIGN PREFERRED STOCKS--3.3%
GERMANY--3.3%
  SAP AG Vorzug Pfd. (Computers (Software & Services))................      9,400      6,379,395
                                                                                    ------------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $2,286,840)....................................................     6,379,395
                                                                                    ------------
TOTAL LONG-TERM INVESTMENTS --99.2%
  (Identified cost $140,992,388)..................................................   192,501,190
                                                                                    ------------

                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)
                                                              --------  --------
SHORT-TERM OBLIGATIONS--1.9%
COMMERCIAL PAPER--1.9%
  Greenwich Funding Corp.
    6.50%, 7/1/98...........................................  A-1+      $  3,005     3,005,000
  Asset Securitization Corp.
    5.67%, 7/7/98...........................................  A-1+           285       284,731
  Enterprise Funding Corp.
    5.54%, 7/15/98..........................................  A-1            469       467,989
                                                                                  ------------
                                                                                     3,757,720
                                                                                  ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,757,720)..................................................     3,757,720
                                                                                  ------------

TOTAL INVESTMENTS--101.1%
  (Identified cost $144,750,108)................................................   196,258,910(a)

  Cash and receivables, less liabilities--(1.1%)................................    (2,215,559)
                                                                        ------------
NET ASSETS--100.0%....................................................  $194,043,351
                                                                        ------------
                                                                        ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $53,055,631 and gross depreciation of $2,098,446 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $145,301,725.
(b)  Non-income producing.
(c)  Segregated as collateral for forward currency contracts.

6                      See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
------------------------------------------------------

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense.................................         2.0%
Air Freight.......................................         0.7
Airlines..........................................         1.2
Auto Parts & Equipment............................         1.0
Automobiles.......................................         0.8
Banks (Major Regional)............................         5.9
Banks (Money Center)..............................         5.4
Beverages (Non-Alcoholic).........................         0.6
Biotechnology.....................................         0.5
Broadcasting (Television, Radio & Cable)..........         1.6
Building Materials................................         0.3
Chemicals.........................................         1.1
Chemicals (Diversified)...........................         0.1
Communications Equipment..........................         3.9
Computers (Software & Services)...................         9.2
Computers (Hardware)..............................         2.0
Consumer Finance..................................         0.2
Diversified Miscellaneous.........................         1.0
Electrical Equipment..............................         2.2
Electronics (Component Distribution)..............         0.7
Electronics (Semiconductors)......................         0.5
Financial (Diversified)...........................         5.9
Foods.............................................         2.7
Footwear..........................................         0.5
Health Care (Diversified).........................         2.5
Health Care (Drugs--Major Pharmaceuticals)........         3.4
Health Care (Long Term Care)......................         0.4
Health Care (Medical Products & Supplies).........         0.9
Insurance (Life/Health)...........................         2.9
Insurance (Multi-Line)............................         6.2%
Leisure Time (Products)...........................         0.4
Machinery (General Industrial)....................         1.7
Manufacturing (Diversified).......................         1.2
Oil & Gas (Drilling & Equipment)..................         1.2
Oil & Gas (Field Services)........................         0.5
Personal Care.....................................         0.3
Professional Services.............................         0.6
Publishing........................................         1.2
Publishing (Newspapers)...........................         2.6
Railroads.........................................         0.2
Real Estate Development...........................         0.0
Retail (Building Supplies)........................         1.5
Retail (Computers & Electronics)..................         0.2
Retail (Drug Stores)..............................         1.5
Retail (Food Chains)..............................         0.7
Retail (General Merchandise)......................         3.4
Retail (Specialty)................................         0.4
Services (Advertising/Marketing)..................         1.0
Services (Commercial & Consumer)..................         1.2
Telecommunications (Long Distance)................         2.2
Telecommunications (Cellular/Wireless)............         6.6
Telephone.........................................         3.4
Transportation (Services).........................         1.1
Truckers..........................................         0.1
Waste Management..................................         0.5
                                                         -----
                                                         100.0%
                                                         -----
                                                         -----

                       See Notes to Financial Statements                       7

PHOENIX WORLDWIDE OPPORTUNITIES FUND
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998

ASSETS
Investment securities at value
  (Identified cost $144,750,108)                              $  196,258,910
Cash                                                                  12,249
Foreign currency at value (Identified cost $52)                           45
Receivables
  Investment securities sold                                         594,734
  Dividends and interest                                             243,512
  Fund shares sold                                                   118,305
  Tax reclaim                                                        141,902
                                                              --------------
    Total assets                                                 197,369,657
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  2,024,086
  Fund shares repurchased                                            660,216
  Closed foreign currency contracts                                  270,349
  Investment advisory fee                                            117,311
  Transfer agent fee                                                  73,087
  Financial agent fee                                                 14,907
  Distribution fee                                                    45,566
  Trustees' fee                                                        2,874
Accrued expenses                                                     117,910
                                                              --------------
    Total liabilities                                              3,326,306
                                                              --------------
NET ASSETS                                                    $  194,043,351
                                                              --------------
                                                              --------------

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  131,259,597
Distributions in excess of net investment income                    (420,414)
Accumulated net realized gain                                     11,697,612
Net unrealized appreciation                                       51,506,556
                                                              --------------
NET ASSETS                                                    $  194,043,351
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $183,188,428)               14,768,288
Net asset value per share                                             $12.40
Offering price per share
  $12.40/(1-4.75%)                                                    $13.02
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,854,923)                   901,909
Net asset value and offering price per share                          $12.04

                            STATEMENT OF OPERATIONS
                                 JUNE 30, 1998

INVESTMENT INCOME
Dividends                                                     $   2,525,050
Interest                                                            436,712
Foreign taxes withheld                                             (197,776)
                                                              -------------
    Total investment income                                       2,763,986
                                                              -------------

EXPENSES
Investment advisory fee                                           1,278,505
Distribution fee--Class A                                           403,413
Distribution fee--Class B                                            91,030
Financial agent fee                                                  97,030
Transfer agent                                                      328,305
Custodian                                                           160,845
Professional                                                         39,466
Registration                                                         33,903
Printing                                                             21,878
Trustees                                                             15,271
Miscellaneous                                                        12,477
                                                              -------------
    Total expenses                                                2,482,123
                                                              -------------
NET INVESTMENT INCOME                                               281,863
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  17,923,154
Net realized loss on foreign currency transactions               (2,049,704)
Net change in unrealized appreciation (depreciation) on
  investments                                                    31,381,926
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                (86,223)
                                                              -------------
NET GAIN ON INVESTMENTS                                          47,169,153
                                                              -------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  47,451,016
                                                              -------------
                                                              -------------

8                      See Notes to Financial Statements

PHOENIX WORLDWIDE OPPORTUNITIES FUND
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1998   JUNE 30, 1997
                                                              --------------  --------------
FROM OPERATIONS
  Net investment income                                        $    281,863    $    465,980
  Net realized gain                                              15,873,450      15,784,753
  Net change in unrealized appreciation                          31,295,703       3,210,431
                                                              --------------  --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               47,451,016      19,461,164
                                                              --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                                 (1,559,972)       (547,706)
  Net investment income--Class B                                    (82,470)         (3,491)
  Net realized capital gains--Class A                           (16,213,603)    (10,600,864)
  Net realized capital gains--Class B                              (923,384)       (464,200)
  In excess of net investment income--Class A                      (334,226)        (36,512)
  In excess of net investment income--Class B                       (17,669)           (233)
                                                              --------------  --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS     (19,131,324)    (11,653,006)
                                                              --------------  --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (1,700,588 and 7,287,155
    shares, respectively)                                        19,328,353      73,684,613
  Net asset value of shares issued from reinvestment of
    distributions
    (1,716,156 and 1,017,922 shares, respectively)               16,423,613       9,812,762
  Cost of shares repurchased (2,883,240 and 8,259,993
    shares, respectively)                                       (32,460,031)    (83,959,118)
                                                              --------------  --------------
Total                                                             3,291,935        (461,743)
                                                              --------------  --------------
CLASS B
  Proceeds from sales of shares (234,656 and 294,976 shares,
    respectively)                                                 2,624,751       2,922,714
  Net asset value of shares issued from reinvestment of
    distributions (100,820 and 40,165 shares, respectively)         939,638         381,165
  Cost of shares repurchased (232,300 and 99,485 shares,
    respectively)                                                (2,549,881)       (994,110)
                                                              --------------  --------------
Total                                                             1,014,508       2,309,769
                                                              --------------  --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                  4,306,443       1,848,026
                                                              --------------  --------------
  NET INCREASE IN NET ASSETS                                     32,626,135       9,656,184
NET ASSETS
  Beginning of period                                           161,417,216     151,761,032
                                                              --------------  --------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME AND UNDISTRIBUTED NET INVESTMENT
    INCOME OF ($420,414) AND $1,360,579, RESPECTIVELY)         $194,043,351    $161,417,216
                                                              --------------  --------------
                                                              --------------  --------------

                       See Notes to Financial Statements                       9

PHOENIX WORLDWIDE OPPORTUNITIES FUND
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS A
                                                                -----------------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                                                  1998          1997          1996          1995          1994
                                                                ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period                            $   10.75     $   10.29     $    9.04     $  10.17      $    8.00
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                                       0.02          0.03(1)      (0.02)(1)     0.01(1)        0.01
  Net realized and unrealized gain                                   2.97          1.25          1.87         0.56           2.19
                                                                ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS                                 2.99          1.28          1.85         0.57           2.20
                                                                ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.13)        (0.04)           --           --          (0.03)
  Dividends from net realized gains                                 (1.20)        (0.78)        (0.60)       (1.37)            --
  In excess of net investment income                                (0.01)           --            --           --             --
  In excess of net realized gains                                      --            --            --        (0.33)            --
                                                                ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                                             (1.34)        (0.82)        (0.60)       (1.70)         (0.03)
                                                                ---------     ---------     ---------     ---------     ---------
Change in net asset value                                            1.65          0.46          1.25        (1.13)          2.17
                                                                ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                                  $   12.40     $   10.75     $   10.29     $   9.04      $   10.17
                                                                ---------     ---------     ---------     ---------     ---------
                                                                ---------     ---------     ---------     ---------     ---------
Total return(2)                                                     31.45%        13.40%        21.39%        6.53%         27.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $183,188      $153,005      $146,052     $126,481       $118,707
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 1.42%         1.53%         1.60%        1.80%          1.50%
  Net investment income (loss)                                       0.21%         0.34%        (0.19)%       0.16%          0.09%
Portfolio turnover                                                    156%          234%          245%         277%           259%

                                                                                                 CLASS B
                                                                           ---------------------------------------------------
                                                                                                                       FROM
                                                                                                                     INCEPTION
                                                                                                                      7/15/94
                                                                                    YEAR ENDED JUNE 30,                 TO
                                                                             1998          1997          1996        06/30/95
                                                                           ---------     ---------     ---------     ---------
Net asset value, beginning of period                                       $   10.53     $   10.14     $    8.98     $  10.40
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                                                 (0.06)        (0.03)(1)     (0.08)(1)    (0.02)(1)
  Net realized and unrealized gain                                              2.90          1.21          1.84         0.30
                                                                           ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS                                            2.84          1.18          1.76         0.28
                                                                           ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                                         (0.11)        (0.01)           --           --
  Dividends from net realized gains                                            (1.20)        (0.78)        (0.60)       (1.37)
  In excess of net investment income                                           (0.02)           --            --           --
  In excess of net realized gains                                                 --            --            --        (0.33)
                                                                           ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                                                        (1.33)        (0.79)        (0.60)       (1.70)
                                                                           ---------     ---------     ---------     ---------
Change in net asset value                                                       1.51          0.39          1.16        (1.42)
                                                                           ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                                             $   12.04     $   10.53     $   10.14     $   8.98
                                                                           ---------     ---------     ---------     ---------
                                                                           ---------     ---------     ---------     ---------
Total return(2)                                                                30.61%        12.46%        20.50%        3.54%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                        $10,855        $8,412        $5,709     $  2,849
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                            2.17%         2.29%         2.34%        2.61%(4)
  Net investment income (loss)                                                 (0.54)%       (0.35)%       (0.86)%      (0.33)%(4)
Portfolio turnover                                                               156%          234%          245%         277%

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Not annualized.
(4) Annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

10                     See Notes to Financial Statements

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Worldwide Opportunities Fund ("the Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing in equity securities of domestic and non-U.S. issuers. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  Effective June 1, 1998, National Securities and Research Corporation assigned its investment advisory agreement to Phoenix Investment Counsel, Inc. ("PIC"), both an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (CONTINUED)

("PHL"). PIC is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund for the first $1 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $9,838 for Class A shares and deferred sales charges of $27,065 for Class B shares for the year ended June 30, 1998. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 1998, approximately $196,013 was retained by the Distributor, $285,398 was paid to unaffiliated participants and $13,032 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.005% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended June 30, 1998, transfer agent fees were $328,305 of which PEPCO retained $122,891 which is net of the fees paid to State Street.

  At June 30, 1998, PHL and affiliates held 195 Class A shares and 2 Class B shares of the Fund with a combined value of $2,430.

3. PURCHASE AND SALE OF SECURITIES

  Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1998 aggregated $258,729,907 and $268,779,128 respectively. There were no purchases or sales of long-term U.S. Government securities.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. RECLASS OF CAPITAL ACCOUNTS

  The Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. For the year ended June 30, 1998, the Fund has decreased undistributed net investment income by $68,519 and increased accumulated net realized gains by $68,519.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended June 30, 1998, the Fund distributed long-term capital gains dividends of $9,139,661.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                    [LOGO]

To the Trustees and Shareholders of
Phoenix Worldwide Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Worldwide Opportunities Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
August 7, 1998

PHOENIX WORLDWIDE OPPORTUNITIES FUND
101 Munson Street
Greenfield, Massachusetts 01801

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
William E. Keen, III, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Pierre G. Trinque, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Toll-Free Numbers
The Fund Connection                    1-800-243-1574
Customer Service                    1-800-243-1574 (option 0)
Investment Strategy Hotline  1-800-243-4361 (option 2)
Marketing Department                  1-800-243-4361 (option 3)
Text Telephone                      1-800-243-1926

World Wide Web address:
www.phoenixinvestments.com

PHOENIX FUNDS                                          BULK RATE MAIL
PO Box 2200                                             U.S. POSTAGE
Enfield CT 06083-2200                                        PAID
                                                       SPRINGFIELD, MA
                                                        PERMIT NO 444


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